    As filed with the Securities and Exchange Commission on October 12, 1999
                                                      Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ---------------
                 Primus Telecommunications Group, Incorporated
             (Exact name of registrant as specified in its charter)

                                ---------------
        Delaware                      4813                    54-1708481
       (State of                   (Primary                (I.R.S. Employer
     Incorporation)                Standard             Identification Number)
                                  Industrial
                                Classification
                                 Code Number)
                                ---------------
                        1700 Old Meadow Road, Suite 300
                             McLean, Virginia 22102
                                 (703) 902-2800
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                                ---------------
                                 K. Paul Singh
                Chairman, President and Chief Executive Officer
                        1700 Old Meadow Road, Suite 300
                             McLean, Virginia 22102
                                 (703) 902-2800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                ---------------
                                With Copies to:

        James D. Epstein, Esquire              Edward P. Tolley III, Esquire
           Pepper Hamilton LLP                   Simpson Thacher & Bartlett
          3000 Two Logan Square                     425 Lexington Avenue
          18th and Arch Streets                   New York, New York 10017
    Philadelphia, Pennsylvania 19103                   (212) 455-2000
             (215) 981-4000
                                ---------------
  Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement becomes effective.
                                ---------------
   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-86839

   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
                        Calcultion of Registration Fee

                                                          Proposed
                                                           Maximum
Title of Each Class of                                    aggregate                  Amount of
Securities to be Registered                             Offering Price           Registration Fee
Common stock, par value $.01 per share................. $34,500,000(1)               $9,591

------------
(1)  Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of calculating the registration fee.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933 by Primus Telecommunications Group, Incorporated. This registration statement relates to the public offering of Primus' common stock contemplated by the Registration Statement (No. 333-86839) on Form S-3, amended by Amendment No. 1 thereto filed on September 17, 1999 and Amendment No. 2 thereto filed on October 7, 1999, and as declared effective on October 8, 1999 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the maximum aggregate offering price of shares being sold in the offering by $34,500,000, to $207,000,000 from $172,500,000.
The contents of the Prior Registration Statement are hereby incorporated by reference.


Item 16. Exhibits

5.1     Opinion of Pepper Hamilton LLP
23.1    Consent of Deloitte & Touche LLP
23.2    Consent of Ernst & Young LLP
23.3    Consent of Pepper Hamilton LLP (included in Exhibit 5.1)
23.4    Consent of KPMG LLP
24.1 Powers of Attorney (Incorporated by reference to Registration Statement No. 333-86839 on Form S-3)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing pursuant to Rule 462(b) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in McLean, Virginia on October 12, 1999.

                                          Primus Telecommunications Group,
                                           Incorporated

                                                   /s/ K. Paul Singh
                                          By: _________________________________
                                                       K. Paul Singh
                                               Chairman, President and Chief
                                                     Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement pursuant to Rule 462(b) has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

        /s/ K. Paul Singh              Chairman, President and      October 12, 1999
______________________________________  Chief Executive Officer
            K. Paul Singh               (principal executive
                                        officer) and Director

        /s/ Neil L. Hazard             Executive Vice President     October 12, 1999
______________________________________  and Chief Financial
            Neil L. Hazard              Officer (principal
                                        financial officer and
                                        principal accounting
                                        officer)

                  *                    Executive Vice President     October 12, 1999
______________________________________  and Director
          John F. DePodesta

                  *                             Director            October 12, 1999
______________________________________
            Herman Fialkov

                  *                             Director            October 12, 1999
______________________________________
          David E. Hershberg

                  *                             Director            October 12, 1999
______________________________________
             John Puente

                  *                             Director            October 12, 1999
______________________________________
           Douglas M. Karp

        /s/ Neil L. Hazard
* By: ___________________________
            Neil L. Hazard
            Attorney-in-fact

                               INDEX OF EXHIBITS

Exhibit No.                             Description
-----------                             -----------

    5.1 Opinion of Pepper Hamilton LLP regarding the validity of the securities being registered.

   23.1         Consent of Deloitte & Touche LLP.

   23.2         Consent of Ernst & Young LLP.

   23.3         Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

   23.4         Consent of KPMG LLP.